Exhibit 32
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Each of the undersigned officers of Key Energy Services, Inc. (the "Company") hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, to such officer's knowledge that:
(1) the accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2018 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods expressed in the Report.

Dated:	November 7, 2018	/s/ ROB SALTIEL
Rob Saltiel
President and Chief Executive Officer
(Principal Executive Officer)

Dated:	November 7, 2018	/s/ J. MARSHALL DODSON
J. Marshall Dodson
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)